                                                                    Exhibit 99.2

                         UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF MASSACHUSETTS
                                EASTERN DIVISION



IN RE:      MOLTEN METAL TECHNOLOGY, INC.               CASE NO.:  97-21385-CJK
              DEBTOR                                   JUDGE:   CAROL J. KENNER

                                                                      CHAPTER 11
MONTHLY OPERATING REPORT FOR MONTH ENDING:                            5/31/98


COMES NOW, MOLTEN METAL TECHNOLOGY, INC. , Debtor in Possession, and hereby its Monthly Operating Report for the period commencing 5/1/98 and ending 5/31/98 as shown by the report and exhibits consisting of 10 pages and containing the following, as indicated:

         X        Monthly Reporting Questionnaire (Attachment 1)

         X        Comparative Balance Sheets (Forms OPR-1 and OPR-2)

         X        Summary of Accounts Receivable (Form OPR-3)

         X        Schedule of Post-Petition Liabilities (Form OPR-4)

         X        Income Statement (Form OPR-5)

         X        Statement of Sources and Uses of Cash (Form OPR-6)


I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.


Date:          6/26/98           DEBTOR-IN-POSSESSION
                                 By:              /s/ F. Gordon Bitter
                                                  -----------------------------
                                 Name & Title:    F. Gordon Bitter, CEO & CFO
                                                  Molten Metal Technology, Inc.
                                                  421 Currant Road
                                                  Fall River, MA  02720
                                                  Telephone:    508-324-6497

                         UNITED STATES BANKRUPTCY COURT
                       EASTERN DISTRICT OF MASSACHUSETTS


IN RE:      MOLTEN METAL TECHNOLOGY, INC.               CASE NO.:  97-21385-CJK
              DEBTOR                                   JUDGE:   CAROL J. KENNER

                                                                      CHAPTER 11


                     NOTE TO THE MONTHLY OPERATING REPORT:


         Consistent with the Debtor's historical accounting practices, this operating report accounts for all cash transfers among the Debtor and its affiliates and allocates some, but not all, of the expenses borne by one affiliate for the benefit of another or the others. In the absence of a decision for substantive consolidation, the Debtor will develop an appropriate allocation of expenses among the affiliated entities.

                           COMPARATIVE BALANCE SHEETS                 FORM OPR-1

CASE NAME: MOLTEN METAL TECHNOLOGY, INC.
CASE NUMBER:  97-21385-CJK

                                                            MONTH ENDED: 5/31/98

                                                                 FILING         MONTH         MONTH         MONTH         MONTH
                                                                  DATE          ENDED         ENDED         ENDED         ENDED
                                                                12/3/97       12/31/97       1/31/98       2/28/98       3/31/98
                                                             ----------------------------------------------------------------------
ASSETS

CURRENT ASSETS

Cash                                                              4,893,869     6,713,407     4,953,236     4,072,063       474,472
Other negotiable instruments (i.e. CD's,
            Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)                            1,094,993       891,484       451,441       392,839       830,839
Less:   allowance for doubtful accounts
Accounts Receivable-Other                                           336,181       662,994       673,987       633,723       627,686
Accounts Receivable-Intercompany
Inventory, at cost                                                3,032,515     1,832,965     1,832,965     1,832,965     1,832,965
Prepaid expenses                                                  2,994,736     3,276,848     3,447,882     3,783,158     3,998,312
Deposits                                                            141,546       119,455       181,446       185,611       246,394
Other:
            Investment in Nichimen Joint Venture                    433,739       433,739       433,739       433,739       433,739
            Investment in MMT of Tennessee                               10            10            10            10            10
            Investment in MMT Federal Holdings                        1,000         1,000         1,000         1,000         1,000
            Long Term Notes Receivable                            1,806,950     1,806,950     1,806,950     1,806,950     1,806,950
            Restricted Cash Collateral Deposits                   3,706,433     3,715,479     3,724,480     3,732,562     4,020,750


                                                             ----------------------------------------------------------------------
TOTAL CURRENT ASSETS                                             18,441,972    19,454,331    17,507,136    16,874,620    14,273,117
                                                             ----------------------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT, AT COST                           86,181,337    86,206,483    86,347,343    86,409,258    86,482,544
Less:  Accumulated Depreciation                                 (21,105,234)  (21,693,189)  (22,282,884)  (22,872,579)  (23,421,627)

                                                             ----------------------------------------------------------------------
NET PROPERTY, PLANT AND EQUIPMENT                                65,076,103    64,513,294    64,064,459    63,536,679    63,060,917
                                                             ----------------------------------------------------------------------

OTHER ASSETS (ITEMIZED IF VALUE EXCEEDS
            10% OF "TOTAL ASSETS")
            Intangible Assets                                    11,221,338    11,220,787    11,245,697    11,266,969    11,476,242
            Less:  Accumulated Amortization                      (1,765,428)   (1,783,197)   (1,801,012)   (1,818,825)   (1,839,916)

                                                             ----------------------------------------------------------------------
TOTAL OTHER ASSETS                                                9,455,910     9,437,590     9,444,685     9,448,144     9,636,326
                                                             ----------------------------------------------------------------------

TOTAL ASSETS                                                     92,973,985    93,405,215    91,016,280    89,859,443    86,970,360
                                                             ======================================================================

                                                                  MONTH         MONTH         MONTH
                                                                  ENDED         ENDED         ENDED
                                                                 4/30/98       5/31/98
                                                             --------------------------------------------
ASSETS

CURRENT ASSETS

Cash                                                               (373,368)     (404,055)
Other negotiable instruments (i.e. CD's,
            Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)                              277,703       226,397
Less:   allowance for doubtful accounts
Accounts Receivable-Other                                           497,002       700,005
Accounts Receivable-Intercompany
Inventory, at cost                                                1,832,965     1,832,965
Prepaid expenses                                                  4,517,384     3,669,726
Deposits                                                            246,394       246,394
Other:
            Investment in Nichimen Joint Venture                    433,739       433,739
            Investment in MMT of Tennessee                               10            10
            Investment in MMT Federal Holdings                        1,000         1,000
            Long Term Notes Receivable                            1,806,950     1,806,950
            Restricted Cash Collateral Deposits                   4,020,750     4,020,750


                                                             --------------------------------------------
TOTAL CURRENT ASSETS                                             13,260,529    12,533,881              0
                                                             --------------------------------------------

PROPERTY, PLANT AND EQUIPMENT, AT COST                           86,522,002    87,221,428
Less:  Accumulated Depreciation                                 (23,994,609)  (24,567,381)

                                                             --------------------------------------------
NET PROPERTY, PLANT AND EQUIPMENT                                62,527,393    62,654,047              0
                                                             --------------------------------------------

OTHER ASSETS (ITEMIZED IF VALUE EXCEEDS
            10% OF "TOTAL ASSETS")
            Intangible Assets                                    11,565,648    11,641,734
            Less:  Accumulated Amortization                      (1,872,238)   (1,911,432)

                                                             --------------------------------------------
TOTAL OTHER ASSETS                                                9,693,410     9,730,302              0
                                                             --------------------------------------------

TOTAL ASSETS                                                     85,481,332    84,918,230              0
                                                             ============================================

                           COMPARATIVE BALANCE SHEETS                 FORM OPR-2

CASE NAME: MOLTEN METAL TECHNOLOGY, INC.
CASE NUMBER:  97-21385-CJK

                                                            MONTH ENDED: 5/31/98

                                                               FILING          MONTH           MONTH           MONTH
                                                                DATE           ENDED           ENDED           ENDED
                                                               12/3/97        12/31/97        1/31/98         2/28/98
                                                           ---------------------------------------------------------------
LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)                                                   5,260,000       9,300,000       7,000,000
Unsecured Debt-Intercompany Obligations due to cash
             transfers in Post Petition Operations                             (1,183,624)     (2,201,140)     (1,829,262)
Unsecured Debt-Obligations incurred in Post Petition
             Operations (See Form OPR-4)                                        3,076,569       1,960,397       2,092,200

                                                           ---------------------------------------------------------------
TOTAL POST PETITION LIABILITIES                                          0      7,152,945       9,059,257       7,262,938

PRE PETITION INTERCOMPANY LIABILITIES                         (126,615,241)  (126,615,241)   (126,615,241)   (126,615,241)
DEFERRED REVENUE/DEFERRED INCOME                                11,151,728      9,342,638       9,165,259       9,144,426
TOTAL OTHER PRE PETITION LIABILITIES                           198,513,032    198,221,086     196,932,030     199,566,949
                                                           ---------------------------------------------------------------

TOTAL LIABILITIES                                               83,049,519     88,101,428      88,541,305      89,359,072
                                                           ---------------------------------------------------------------

SHAREHOLDERS' EQUITY (DEFICIT)

Preferred Stock                                                 15,874,471     16,793,713      17,319,518      17,845,322
Common Stock                                                       237,810        237,810         237,810         237,810
Paid in Capital                                                170,893,690    170,893,690     170,893,690     170,893,690
Valuation Allowance                                                  9,683         11,636             217           9,323
Dividends Paid                                                  (4,343,230)    (5,262,472)     (5,788,277)     (6,314,081)
Treasury Stock                                                  (1,251,319)    (1,251,319)     (1,251,319)     (1,251,319)
Deferred Compensation                                             (127,137)      (120,489)       (113,842)       (107,838)
Retained Earnings
             Through Filing Date                              (171,369,502)  (171,362,447)   (171,362,447)   (171,362,447)
             Post Filing Date                                                  (4,636,335)     (7,460,375)     (9,450,089)

                                                           ---------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                             9,924,466      5,303,787       2,474,975         500,371
                                                           ---------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                      92,973,985     93,405,215      91,016,280      89,859,443
                                                           ===============================================================

                                                            MONTH          MONTH           MONTH           MONTH
                                                            ENDED          ENDED           ENDED           ENDED
                                                           3/31/98        4/30/98         5/31/98
                                                       ---------------------------------------------------------------
LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)                                7,000,000      7,000,000       9,300,000
Unsecured Debt-Intercompany Obligations due to cash
             transfers in Post Petition Operations          (3,038,101)    (4,245,999)     (5,806,354)
Unsecured Debt-Obligations incurred in Post Petition
             Operations (See Form OPR-4)                     2,468,346      2,164,943       2,975,597

                                                       ---------------------------------------------------------------
TOTAL POST PETITION LIABILITIES                              6,430,245      4,918,944       6,469,243               0

PRE PETITION INTERCOMPANY LIABILITIES                     (126,615,241)  (126,615,241)   (126,615,241)
DEFERRED REVENUE/DEFERRED INCOME                             9,123,593      8,888,307       8,805,851
TOTAL OTHER PRE PETITION LIABILITIES                       199,295,786    200,075,660     200,292,269
                                                       ---------------------------------------------------------------

TOTAL LIABILITIES                                           88,234,383     87,267,670      88,952,122               0
                                                       ---------------------------------------------------------------

SHAREHOLDERS' EQUITY (DEFICIT)

Preferred Stock                                             18,371,126     18,011,989      17,652,851
Common Stock                                                   237,810        237,810         237,810
Paid in Capital                                            170,893,690    170,893,690     170,893,690
Valuation Allowance                                              9,323          9,323           9,323
Dividends Paid                                              (6,839,885)    (6,480,748)     (6,121,610)
Treasury Stock                                              (1,251,319)    (1,251,319)     (1,251,319)
Deferred Compensation                                         (101,191)       (94,758)        (88,111)
Retained Earnings                                                                                   0
             Through Filing Date                          (171,362,447)  (171,362,447)   (171,362,447)
             Post Filing Date                              (11,221,130)   (11,749,878)    (14,004,079)

                                                       ---------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                        (1,264,023)    (1,786,338)     (4,033,892)              0
                                                       ---------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                  86,970,360     85,481,332      84,918,230               0
                                                       ===============================================================

                         SUMMARY OF ACCOUNTS RECEIVABLE              FORM OPR-3

CASE NAME: MOLTEN METAL TECHNOLOGY, INC.
CASE NUMBER:  97-21385-CJK

                                                            MONTH ENDED: 5/31/98

                                                                       0-30         31-60         61-90         OVER
                                                         TOTAL         DAYS          DAYS         DAYS         90 DAYS
                                                   -----------------------------------------------------------------------
DATE OF FILING:   12/3/97                                1,094,993       818,022       66,192        42,053       168,726
                  Allowance for doubtful accounts         (150,000)                                              (150,000)
                                                      --------------------------------------------------------------------
                                                           944,993       818,022       66,192        42,053        18,726
                                                      ====================================================================

MONTH:            12/31/97                                 891,484             8      680,697             0       210,779
                  Allowance for doubtful accounts                0
                                                      --------------------------------------------------------------------
                                                           891,484             8      680,697             0       210,779
                                                      ====================================================================

MONTH:            1/31/98                                  451,441             0            9       240,654       210,778
                  Allowance for doubtful accounts                0
                                                      --------------------------------------------------------------------
                                                           451,441             0            9       240,654       210,778
                                                      ====================================================================

MONTH:            2/28/98                                  392,839             0      (58,602)            8       451,433
                  Allowance for doubtful accounts                0
                                                      --------------------------------------------------------------------
                                                           392,839             0      (58,602)            8       451,433
                                                      ====================================================================

MONTH:            3/31/98                                  830,839       438,009                    (58,602)      451,432
                  Allowance for doubtful accounts                0
                                                      --------------------------------------------------------------------
                                                           830,839       438,009            0       (58,602)      451,432
                                                      ====================================================================

MONTH:            4/30/98                                  277,703        67,500                                  210,203
                  Allowance for doubtful accounts                0
                                                      --------------------------------------------------------------------
                                                           277,703        67,500            0             0       210,203
                                                      ====================================================================

MONTH:            5/31/98                                  226,397        48,754           12                     177,631
                  Allowance for doubtful accounts
                                                      --------------------------------------------------------------------
                                                           226,397        48,754           12             0       177,631
                                                      ====================================================================

                      SCHEDULE OF POST PETITION LIABILITIES           FORM OPR-4

CASE NAME: MOLTEN METAL TECHNOLOGY, INC.
CASE NUMBER:  97-21385-CJK

                                                            MONTH ENDED: 5/31/98

                                                                                            DATE           DATE         TOTAL
                                                                                          INCURRED         DUE           DUE
                                                                                      -------------------------------------------
TAXES PAYABLE

            Federal Income Taxes                                                                                             NONE
            FICA-Employer's Share                                                                                            NONE
            FICA-Employee's Share                                                                                            NONE
            Unemployment Tax                                                                                                 NONE
            State Sales & Use Tax                                                                                            NONE
            State __________ Tax                                                                                             NONE
            Personal Property Tax                                                                                            NONE

                                                                                                                    -------------
TOTAL TAXES PAYABLE                                                                                                             0
                                                                                                                    -------------

POST PETITION SECURED DEBT
DIP FINANCING
            Post petition advances-Morgens Waterfall Financing                        3/20/98-5/31/98    12/31/99       9,300,000

ACCRUED INTEREST PAYABLE
            Post petition interest on Morgens Waterfall Financing

                                                                                                                    -------------
TOTAL POST PETITION SECURED DEBT                                                                                        9,300,000
                                                                                                                    -------------


POST PETITION UNSECURED DEBT
TRADE ACCOUNTS PAYABLE & OTHER:
            Trade Accounts Payable (see attached schedules)                                                             1,646,389
            Payroll withholdings
            Accrued Payroll
            Accrued expenses-Estimated liability incurred, but not invoiced
                 as of the end of the period and deferred obligations.                                                  1,329,208

                                                                                                                    -------------
TOTAL TRADE ACCOUNTS PAYABLE & OTHER                                                                                    2,975,597
                                                                                                                    -------------

TOTAL ALL POST PETITION LIABILITIES                                                                                    12,275,597
                                                                                                                    =============

                                                                                0-30         31-60         61-90         OVER
                                                                                DAYS          DAYS         DAYS         90 DAYS

                                                                             ------------------------------------------------------
TAXES PAYABLE

            Federal Income Taxes
            FICA-Employer's Share
            FICA-Employee's Share
            Unemployment Tax
            State Sales & Use Tax
            State __________ Tax
            Personal Property Tax

                                                                             ------------------------------------------------------
TOTAL TAXES PAYABLE                                                                     0            0             0             0
                                                                             ------------------------------------------------------

POST PETITION SECURED DEBT
DIP FINANCING
            Post petition advances-Morgens Waterfall Financing

ACCRUED INTEREST PAYABLE
            Post petition interest on Morgens Waterfall Financing

                                                                             ------------------------------------------------------
TOTAL POST PETITION SECURED DEBT                                                        0            0             0             0
                                                                             ------------------------------------------------------


POST PETITION UNSECURED DEBT
TRADE ACCOUNTS PAYABLE & OTHER:
            Trade Accounts Payable (see attached schedules)
            Payroll withholdings
            Accrued Payroll
            Accrued expenses-Estimated liability incurred, but not invoiced as of the end of the period and deferred obligations.

                                                                             ------------------------------------------------------
TOTAL TRADE ACCOUNTS PAYABLE & OTHER                                                    0            0             0             0
                                                                             ------------------------------------------------------

TOTAL ALL POST PETITION LIABILITIES                                                     0            0             0             0
                                                                             ======================================================

                                INCOME STATEMENT                      FORM OPR-5

CASE NAME: MOLTEN METAL TECHNOLOGY, INC.
CASE NUMBER:  97-21385-CJK


                                                            MONTH ENDED: 5/31/98

                                                                        PRE          POST         MONTH        MONTH
                                                                     PETITION      PETITION       ENDED        ENDED
                                                                      12/3/97      12/31/97      1/31/98      2/28/98
                                                                   ------------------------------------------------------
NET REVENUE (INCOME)                                                                1,871,483             0
                                                                   ------------------------------------------------------

COST OF GOODS SOLD
            Salaries & wages                                                        1,154,821       868,277      666,693
            Less:  Salaries & wages capitalized in fixed assets                                           0
            Benefits                                                                  489,984       226,464      207,528
            Bad debt expense                                                                              0
            Cost of goods sold                                                      1,200,000       (20,833)
            Decontamination & disposal                                                               18,888       18,888
            Disposal costs-secondary wastes                                           145,779      (100,000)
            Financing costs                                                           212,000         9,000
            Insurance                                                                  98,733        94,603       64,126
            Legal services                                                                                0
            Materials                                                                 391,707        70,359     (289,672)
            Office expense & supplies                                                     248        (7,193)      58,624
            Other                                                                       4,393        57,436          416
            Outside services                                                          369,073       143,619     (213,980)
            Professional services                                                   1,073,857       (99,264)      60,575
            Rent-equipment                                                             73,365         1,759       42,453
            Rent-office/buildings                                                     260,103       307,269      102,221
            Supplies-processing                                                                     (15,755)
            Taxes                                                                      79,546        23,100       23,143
            Telephone                                                                 123,714        34,394       36,810
            Transportation                                                              3,355        20,000      (10,055)
            Travel & entertainment                                                     20,585        50,206       55,770
            Utilities                                                                 200,831         3,345       39,704

                                                                   ------------------------------------------------------
TOTAL COST OF GOODS SOLD                                                       0    5,902,094     1,685,674      863,244
                                                                   ------------------------------------------------------

INCOME BEFORE INTEREST, DEPRECIATION,
            TAXES, OR EXTRAORDINARY EXPENSES                                   0   (4,030,611)   (1,685,674)    (863,244)
                                                                   ------------------------------------------------------

INTEREST EXPENSE                                                                                     90,855       90,960
DEPRECIATION AND AMORTIZATION                                                         605,724       607,511      607,510
INCOME TAX EXPENSE (BENEFIT)                                                                              0
REORGANIZATION EXPENSE                                                                              440,000      428,000
OTHER (INCOME) EXPENSE                                                                                    0
(GAIN) LOSS ON SALE OF ASSETS                                                                             0
                                                                   ------------------------------------------------------

NET INCOME (LOSS)                                                              0   (4,636,335)   (2,824,040)  (1,989,714)
                                                                   ======================================================

                                                                    MONTH         MONTH        MONTH         MONTH         MONTH
                                                                    ENDED         ENDED        ENDED         ENDED         ENDED
                                                                   3/31/98       4/30/98      5/31/98
                                                                 ------------------------------------------------------------------
NET REVENUE (INCOME)                                                  438,373     1,745,985      242,662
                                                                 ------------------------------------------------------------------

COST OF GOODS SOLD
            Salaries & wages                                          595,742       558,048      441,216
            Less:  Salaries & wages capitalized in fixed assets                                  (10,791)
            Benefits                                                  226,374       174,882      157,929
            Bad debt expense
            Cost of goods sold                                        (20,833)
            Decontamination & disposal                                 18,888        18,888       18,888
            Disposal costs-secondary wastes                                         (61,832)     (12,447)
            Financing costs
            Insurance                                                  62,851        62,851       62,851
            Legal services                                                                        45,265
            Materials                                                  29,516        93,000      112,049
            Office expense & supplies                                  48,345        13,330       (2,181)
            Other                                                       3,162         1,959          951
            Outside services                                           83,245        57,665      195,970
            Professional services                                     111,138      (142,485)      93,754
            Rent-equipment                                             19,203         5,635       13,116
            Rent-office/buildings                                     (94,110)      126,063       82,598
            Supplies-processing
            Taxes                                                      23,656        69,948       59,400
            Telephone                                                  17,060        30,525       46,536
            Transportation                                                           13,981       16,760
            Travel & entertainment                                     61,786        85,638       86,258
            Utilities                                                 (16,525)       44,973       36,887

                                                                 ------------------------------------------------------------------
TOTAL COST OF GOODS SOLD                                            1,169,498     1,153,069    1,445,009             0           0
                                                                 ------------------------------------------------------------------

INCOME BEFORE INTEREST, DEPRECIATION,
            TAXES, OR EXTRAORDINARY EXPENSES                         (731,125)      592,916   (1,202,347)            0           0
                                                                 ------------------------------------------------------------------

INTEREST EXPENSE                                                       71,976       129,317      132,979
DEPRECIATION AND AMORTIZATION                                         594,069       605,304      612,072
INCOME TAX EXPENSE (BENEFIT)
REORGANIZATION EXPENSE                                                343,147       387,043      306,803
OTHER (INCOME) EXPENSE
(GAIN) LOSS ON SALE OF ASSETS                                          30,724
                                                                 ------------------------------------------------------------------

NET INCOME (LOSS)                                                  (1,771,041)     (528,748)  (2,254,201)            0           0
                                                                 ==================================================================

                                   CHAPTER 11                       ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: MOLTEN METAL TECHNOLOGY, INC.
CASE NUMBER:  97-21385-CJK

                                                            MONTH ENDED: 5/31/98

                                                                          PAGE 1


1.   PAYROLL
          State the amount of all executive wages paid and taxes withheld and paid.

          NAME AND TITLE OF                                            DATE                   WAGES PAID
          EXECUTIVE                                                    PAID             GROSS          NET
          --------------------------                            -----------------------------------------------
          H. W. Arrowsmith, VP Nuclear Sales & Marketing        5/1, 5/15, & 5/29/98       37,962        25,071
          Eugene Berman, VP, Regul, Legal, & Extern Aff         5/1, 5/15, & 5/29/98       20,588        16,864
          F. Gordon Bitter, CEO & CFO, Director                 5/1, 5/15, & 5/29/98       32,588        20,620
          Steven Brien, VP, Chemical Sales & Marketing          5/1, 5/15, & 5/29/98       18,462        10,664
          Victor E. Gatto, Jr., VP, Government Markets          5/1, 5/15, & 5/29/98       20,793        18,933
          David Hoey, V,P Business Development                  5/1, 5/15, & 5/29/98       19,318        12,611
          F. James Howie, III, VP, Procurement                  5/1, 5/15, & 5/29/98       16,217        10,321
          Ethan E. Jacks, VP, General Counsel, Secretary        5/1, 5/15, & 5/29/98       19,898        11,827
          James E. Johnston, VP, Technical Development          5/1, 5/15, & 5/29/98       16,414        10,086
          Randall Jones, Assistant Secretary                    5/1, 5/15, & 5/29/98       13,526         8,749
          Christopher Nagel, Chief Technology Officer           5/1, 5/15, & 5/29/98       19,879        12,210
          Charles W. Shaver, President & COO, Director          5/1, 5/15, & 5/29/98       30,280        19,235
                                                                                      -------------------------
          TOTAL EXECUTIVE PAYROLL                                                         265,925       177,191
                                                                                      =========================

          NAME AND TITLE OF                                              TAXES WITHHELD
          EXECUTIVE                                                  DUE           PAID
          --------------------------                            -----------------------------
          H. W. Arrowsmith, VP Nuclear Sales & Marketing               10,082         10,082
          Eugene Berman, VP, Regul, Legal, & Extern Aff                 1,403          1,403
          F. Gordon Bitter, CEO & CFO, Director                         9,895          9,895
          Steven Brien, VP, Chemical Sales & Marketing                  6,488          6,488
          Victor E. Gatto, Jr., VP, Government Markets                  1,115          1,115
          David Hoey, V,P Business Development                          5,421          5,421
          F. James Howie, III, VP, Procurement                          4,299          4,299
          Ethan E. Jacks, VP, General Counsel, Secretary                5,675          5,675
          James E. Johnston, VP, Technical Development                  3,843          3,843
          Randall Jones, Assistant Secretary                            2,640          2,640
          Christopher Nagel, Chief Technology Officer                   4,992          4,992
          Charles W. Shaver, President & COO, Director                  7,820          7,820
                                                                -----------------------------
          TOTAL EXECUTIVE PAYROLL                                      63,673         63,673
                                                                =============================



2.  INSURANCE

          Is Workers' Compensation and other insurance in effect?      Yes
                                                                    ---------
          Are payments current?                                        Yes
                                                                    ---------

          If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or coverage page.

                                                                                                                    DATE
                                                       COVERAGE          POLICY      EXPIRATION     PREMIUM       COVERAGE
TYPE                       CARRIER NAME                 AMOUNT           NUMBER         DATE         AMOUNT      PAID THRU
------------------------------------------------------------------------------------------------------------------------------


                           SEE ATTACHED INSURANCE EXPIRATION CERTIFICATE

                     STATEMENT OF SOURCES AND USES OF CASH            FORM OPR-6


CASE NAME: MOLTEN METAL TECHNOLOGY, INC.
CASE NUMBER:  97-21385-CJK


                                                            MONTH ENDED: 5/31/98

                                                                                                 TOTAL
                                                                      PRE          POST          MONTH          MONTH
                                                                   PETITION      PETITION        ENDED          ENDED
                                                                   12/1-12/2    12/3-12/31      12/31/97       1/31/98
                                                                 ---------------------------------------------------------
CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                                                               (4,636,335)    (4,636,335)   (2,824,040)

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:
            Depreciation & Amortization                                              605,724        605,724       607,510
            Decrease (Increase)-Accounts Receivable                                 (123,304)      (123,304)      429,050
            Decrease (Increase)-Inventories                                        1,199,550      1,199,550             0
            Decrease (Increase)-Prepaid Expenses                                    (282,112)      (282,112)     (171,034)
            Decrease (Increase)-Other Assets                                          13,596         13,596       (95,902)
            Increase (Decrease)-Pre Petition Liabilities                            (291,946)      (291,946)   (1,289,056)
            Increase (Decrease)-Post Petition Liabilities                          1,892,945      1,892,945    (2,133,688)
            Increase (Decrease)-Deferred Revenue                                  (1,809,090)    (1,809,090)     (177,379)

                                                                 ---------------------------------------------------------
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                             0    (3,430,972)    (3,430,972)   (5,654,539)
                                                                 ---------------------------------------------------------


CASH FLOWS USED IN INVESTING ACTIVITIES
            Capital Expenditures                                                     (25,146)       (25,146)     (140,860)
            Sale of Net Fixed Assets
                                                                 ---------------------------------------------------------
NET CASH PROVIDED (USED) IN INVESTING ACTIVITIES                             0       (25,146)       (25,146)     (140,860)
                                                                 ---------------------------------------------------------


CASH FLOWS FROM FINANCING ACTIVITIES:
            Increase (Decrease)-Morgens Waterfall                                  5,260,000      5,260,000     4,040,000
            Increase (Decrease)-Shareholder Valuations                                15,656         15,656        (4,772)

            Purchase of Treasury Stock-Preferred Shares

                                                                 ---------------------------------------------------------
NET CASH PROVIDED (USED) IN FINANCING ACTIVITIES                             0     5,275,656      5,275,656     4,035,228
                                                                 ---------------------------------------------------------


NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                         0     1,819,538      1,819,538    (1,760,171)

Cash and Cash Equivalents at Beginning of Period                                   4,893,869      4,893,869     6,713,407
                                                                 ---------------------------------------------------------


Cash and Cash Equivalents at End of Period                                   0     6,713,407      6,713,407     4,953,236
                                                                 =========================================================

                                                                MONTH         MONTH         MONTH         MONTH
                                                                ENDED         ENDED         ENDED         ENDED
                                                               2/28/98       3/31/98       4/30/98       5/31/98
                                                            ---------------------------------------------------------
CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                                            (1,989,714)   (1,771,041)     (528,748)    (2,254,201)

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:
            Depreciation & Amortization                           607,508       570,139       605,304        611,966
            Decrease (Increase)-Accounts Receivable                98,866      (431,963)      683,820       (151,697)
            Decrease (Increase)-Inventories                             0             0             0              0
            Decrease (Increase)-Prepaid Expenses                 (335,276)     (215,154)     (519,072)       847,658
            Decrease (Increase)-Other Assets                      (33,519)     (558,244)      (89,406)       (76,086)
            Increase (Decrease)-Pre Petition Liabilities        2,634,919      (271,163)      779,874        216,609
            Increase (Decrease)-Post Petition Liabilities         503,681      (832,693)   (1,511,301)      (749,701)
            Increase (Decrease)-Deferred Revenue                  (20,833)      (20,833)     (235,286)       (82,456)

                                                            ---------------------------------------------------------
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                1,465,632    (3,530,952)     (814,815)    (1,637,908)
                                                            ---------------------------------------------------------


CASH FLOWS USED IN INVESTING ACTIVITIES
            Capital Expenditures                                  (61,915)      (73,286)      (39,458)      (699,426)
            Sale of Net Fixed Assets
                                                            ---------------------------------------------------------
NET CASH PROVIDED (USED) IN INVESTING ACTIVITIES                  (61,915)      (73,286)      (39,458)      (699,426)
                                                            ---------------------------------------------------------


CASH FLOWS FROM FINANCING ACTIVITIES:
            Increase (Decrease)-Morgens Waterfall              (2,300,000)            0             0      2,300,000
            Increase (Decrease)-Shareholder Valuations             15,110         6,647         6,433          6,647

            Purchase of Treasury Stock-Preferred Shares

                                                            ---------------------------------------------------------
NET CASH PROVIDED (USED) IN FINANCING ACTIVITIES               (2,284,890)        6,647         6,433      2,306,647
                                                            ---------------------------------------------------------


NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS             (881,173)   (3,597,591)     (847,840)       (30,687)

Cash and Cash Equivalents at Beginning of Period                4,953,236     4,072,063       474,472       (373,368)
                                                            ---------------------------------------------------------


Cash and Cash Equivalents at End of Period                      4,072,063       474,472      (373,368)      (404,055)
                                                            =========================================================

                                   CHAPTER 11                       ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: MOLTEN METAL TECHNOLOGY, INC.
CASE NUMBER:  97-21385-CJK

                                                            MONTH ENDED: 5/31/98

                                                                          PAGE 2


3.  BANK ACCOUNTS

                                               MMT           MMT              MMT
                                            OPERATING      PAYROLL          PAYROLL
                                          -------------------------------------------------
BANK NAME                                  U.S. TRUST    U.S. TRUST       NATIONSBANK

ACCOUNT NUMBER                             1100937836    1100937844       3001270655


BEGINNING BOOK BALANCE                         (513,535)            0       (2,382)

PLUS:       Deposits-Collections of A/R          94,507
            Other Receipts                       67,488
            Loan Advances                     2,300,000

LESS:       Disbursements                    (4,694,593)
            Payroll                                                        (648,615)
            Returned Checks
            Loan Repayments

OTHER:      Adjustments                        (178,107)
            Transfers In (Out)                2,501,182                     670,000

                                          -------------------------------------------------

ENDING BOOK BALANCE                            (423,058)            0       19,003
                                          =================================================

                                           ALEX         OPPEN-      ESCROW AT
                                           BROWN        HEIMER        ROPES         TOTAL
                                        -------------------------------------------------------
                                           ALEX         OPPEN-       ROPES &
BANK NAME                                  BROWN        HEIMER         GRAY

ACCOUNT NUMBER                           210-71007     033-82238


BEGINNING BOOK BALANCE                         6,543       136,006            0       (373,368)

PLUS:       Deposits-Collections of A/R                                                 94,507
            Other Receipts                     6,647       251,986                     326,121
            Loan Advances                                                            2,300,000
                                                                                             0
LESS:       Disbursements                                                           (4,694,593)
            Payroll                                                                   (648,615)
            Returned Checks                                                                  0
            Loan Repayments                                                                  0
                                                                                             0
OTHER:      Adjustments                                                               (178,107)
            Transfers In (Out)               (13,190)     (387,992)                  2,770,000
                                                                                             0
                                        -------------------------------------------------------

ENDING BOOK BALANCE                                0             0            0       (404,055)
                                        =======================================================


4.  POST PETITION PAYMENTS TO PROFESSIONALS AND ON PRE PETITION DEBTS
            List any post petition payments to professional and payments on Pre-petition debts in the schedule below.

            Payments To/On                                              Amount            Date         Check #
            --------------------------                            ------------------------------------------------
            PROFESSIONALS (ATTORNEYS,
            ACCOUNTANTS, ETC.):


            The Blackstone Group                                        133,418          5/11/98        41931





                                                                  ====================
                                                                        133,418
                                                                  ====================

            PRE-PETITION DEBTS






                                                                  ====================
            TOTAL PAYMENTS OF PRE-PETITION DEBTS                           0
                                                                  ====================

                         INSURANCE EXPIRATION STATEMENT

                                             INSURANCE         COVERAGE       POLICY    EXPIRATION        PREMIUM        COVERAGE
CARRIER NAME AND ADDRESS           TYPE        AGENT            AMOUNT        NUMBER       DATE            AMOUNT       PAID THRU
-----------------------------------------------------------------------------------------------------------------------------------


                SEE ATTACHED


                I declare under penalty of perjury that the information provided on the attachments hereto is true and correct to the best of my knowledge and belief.


                Date:    5/26/98
                       -----------


                                      Molten Metal Technology, Inc.


                                      By: /s/ F. Gordon Bitter
                                         --------------------------
                                            F. Gordon Bitter
                                            Chief Executive Officer

                                      MMT of Tennessee, Inc.


                                      By: /s/ F. Gordon Bitter
                                         --------------------------
                                            F. Gordon Bitter
                                            Vice President

                                      M4 Environmental, L.P.


                                      By: /s/ F. Gordon Bitter
                                         --------------------------
                                            M4 Environmental Management, Inc.
                                            General Partner

                                      By: /s/ F. Gordon Bitter
                                         --------------------------
                                            F. Gordon Bitter
                                            Vice President

                                      MMT Federal Holdings, Inc.


                                      By: /s/ F. Gordon Bitter
                                         --------------------------
                                            F. Gordon Bitter
                                            Vice President

                   Mollen Metal Technology Insurance Schedule
                                   Exhibit A


        CARRIER NAME & ADDRESS                         TYPE                  CO        LIMITS    EXPIRATION      PREMIUM      PAID
                                                                             ENTITY                 DATE                      THRU
Blue Cross & Blue Shield of RI       Full Coverage Medical                    MMT                5/1-5/31/98      $10,622    Current
PO Box 1057
Providence, RI
02901-1057

Delta Dental Plan                    Self Funded Dental                       MMT                5/1-5/31/98         None    Current
PO Box 5-0198                                                                                                                Current
Woburn, MA 01815-0198                                                                                                        Current


Fortis Benefits Insurance Co.        Employee Funded-Supplemental Life        MMT                5/1-5/31/98       $1,968    Current
PO Box 27-644-1
Kansas City, MO 64180-0644


Fortis Benefits Insurance Co.        Employee Funded-Supplemental Life        MMT TN             5/1-5/31/98       $1,185    Current
PO Box 27-644-1
Kansas City, MO 64180-0644


Fortis Self Funded Admin Services    Medical Stop Loss and Life Insurance     MMT                5/1-5/31/98      $10,960    Current
10159 Wayzata Boulevard              Premiums
Minnetonka, MN 55305


Fortis Self Funded Admin Services    Medical Stop Loss and Life Insurance     MMT TN             5/1-5/31/98       $8,231    Current
10159 Wayzata Boulevard              Premiums
Minnetonka, MN 55305


Fortis Self Funded Admin Services    Self Funded Medical Claims               MMT &              5/1-5/31/98      $50,000    Current
10159 Wayzata Boulevard                                                       MMT TN
Minnetonka, MN 55305


UNUM Life Insurance                  Employee Funded Long Term Disability     MMT                5/1-5/31/98       $1,951    Current

                   Mollen Metal Technology Insurance Schedule
                                   Exhibit A


        CARRIER NAME & ADDRESS                         TYPE                  CO        LIMITS    EXPIRATION      PREMIUM      PAID
                                                                             ENTITY                 DATE                      THRU
PO Box 7777-W0050
Philadelphia, PA
19175-0050


UNUM Life Insurance                  Short Term Disability                    MMT                5/1-5/31/98       $2,110    Current
2211 Congress Street
Portland, ME 04122

                                 Page 14 of 14